UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

February 20, 2007

VantageMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-29367	68-0383530
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer Identification No.)
of incorporation)

11060 White Rock Road, Suite 210
Rancho Cordova, California 95670
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(916) 638-4744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On February 20, 2007, VantageMed delivered to its employees and its customers in an e-mail the written communication attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements Safe Harbor

Certain statements contained in this current report regarding VantageMed’s future plans or prospects and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.  Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “planned,” “estimated,” “potential,” “goal,” “outlook,” and similar expressions, as they relate to either company or their management, have been used to identify such forward-looking statements.  All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the companies.  Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause the company’s actual plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger,  the parties’ plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk of failure of VantageMed’s stockholders to approve the merger; (2) the risk of other conditions to the merger failing and the merger agreement being terminated prior to closing and (3) the potential disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers.  Additional factors that could cause our results to differ materially from those described in the forward-looking statements are described in detail in VantageMed’s periodic and current reports filed with the Securities and Exchange Commission from time to time that are available on the SEC’s internet Web site at http://www.sec.gov. Unless required by law, VantageMed undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the transaction, VantageMed intends to file relevant materials with the Securities and Exchange Commission, including a proxy statement. BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, HOLDERS OF VANTAGEMED’S COMMON STOCK ARE URGED TO READ THEM CAREFULLY, IF AND WHEN THEY BECOME AVAILABLE. When filed with the SEC, they will be available for free (along with any other documents and reports filed by VantageMed with the SEC) at the SEC’s website at www.sec.gov, and VantageMed’s stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from VantageMed. Such documents are not currently available.

Interests of Participants in the Solicitation of Proxies

VantageMed and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of VantageMed in favor of the proposed merger. A description of the interests of the executive officers and directors in VantageMed is set forth in the proxy statement for VantageMed’s 2006 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 14, 2006, and its Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 31, 2006. These documents are available free of charge at the SEC’s web site at www.sec.gov and from VantageMed by directing a request to VantageMed Investor Relations, (916) 638-4744, ext. 4833, investor@vantagemed.com. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the executive officers and directors in the proposed merger by reading the proxy statement when it becomes available.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	E-mail communication from Steve Curd to VantageMed Employees and Customers dated February 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2007
VANTAGEMED CORPORATION

	By:	/s/ Liesel Loesch
Liesel Loesch
Chief Financial Officer